Exhibit 99.1

Faraday Future Announces the Termination of 5.36 Million Warrants; Cumulative Permanent Warrant Cancellations are Approx. 49.9 Million Since 2025; Optimizes the Closing Structure of Its July 2025 Financing to Accelerate the Arrival of Committed Funds

●	Upon mutual agreement with the investors, the Company terminated warrants to purchase an aggregate of 5,359,525 shares of Class A common stock — a reflection of the investors’ firm support for FF’s strategy and business.

●	Following the termination of warrants covering 44,551,199 shares in December 2025, the Company has cumulatively eliminated warrants covering approximately 49.9 million shares, significantly reducing potential dilution and simplifying its capital structure.

●	The Company amended the securities purchase agreement dated July 14, 2025, with the intent of optimizing the closing structure and accelerating the pace of funding, and the Company will no longer issue warrants to certain of the investors in future subsequent closings, further limiting potential dilution and helping reduce the Company’s potential liabilities.

●	At a critical stage of scaling its robotics Three-in-One business, the Company will continue to optimize its balance sheet structure and select the financing approaches best suited to the Company, laying a foundation for unlocking the Company’s long-term value and introducing strategic investors.

LOS ANGELES, July 10, 2026 — Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (“Faraday Future,” “FF” or the “Company”), a global Embodied AI (EAI) ecosystem company headquartered in California, today announced two initiatives that further strengthen the Company’s capital structure and enhance its capital efficiency.

First, the Company entered into warrant termination agreements with two investors, pursuant to which warrants to purchase an aggregate of 5,359,525 shares of Class A common stock have been irrevocably cancelled and terminated. Together with the warrants covering 44,551,199 shares terminated in December 2025, the Company has cumulatively eliminated warrants covering approximately 49.9 million shares, meaningfully reducing its warrant overhang and future potential dilution. These actions reflect the investors’ firm support for FF’s strategy and business and lay a foundation for unlocking the Company’s long-term value and introducing strategic investors.

Second, the Company entered into an amended and restated securities purchase agreement with the investors under its July 2025 convertible note financing. The original agreement provided for two closings, the first of which was completed on August 22, 2025. Following the amendment and restatement, with respect to the subsequent closings: (i) certain of the investors will no longer be entitled to receive common stock purchase warrants; (ii) the volume-weighted average price (VWAP) condition to closing has been removed; and (ii) the original single second closing has been divided into eight closings — unless otherwise agreed between the Company and the applicable purchaser(s), each closing will occur only after the Company has received at least $5 million of additional funding since the immediately preceding closing. This structure is designed to allow committed capital to be received and put to work more quickly, supporting product delivery and business execution of the Company’s robotics “Three-in-One” business. In addition, the elimination of the majority of the warrants for the subsequent closings helps reduce the Company’s potential liabilities.

The Company intends to continue to optimize its balance sheet structure and select the financing approaches best suited to the Company, laying a foundation for unlocking the Company’s long-term value and introducing strategic investors.

For additional information regarding the warrant termination agreements and the amendment to the July 2025 securities purchase agreement, please refer to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2026.

ABOUT FARADAY FUTURE

Founded in 2014, Faraday Future (FF) is a U.S.-based Physical AI ecosystem company dedicated to reshaping the future of robotics and mobility solutions through AI innovation and technologies. FF focuses on two major product strategies within the Embodied AI (EAI) robotics business: EAI humanoid and bionic robots, and EAI automotive-focused robots. By building a Three-in-One ecosystem of “Device, Data, EAI Brain & Open-Source and Open Platform,” FF aims to create an evolutionary flywheel: scaled device delivery, data collection and training, continuous evolution of the EAI Brain, stronger product capability, and even larger-scale delivery and deployment. Through this flywheel, FF seeks to maximize its commercial value and lead to the advancement of Physical AI. For more information, please visit Faraday Future’s official website: https://www.ff.com/

FORWARD LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “plan to,” “can,” “will,” “should,” “future,” “potential,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the development and commercialization of EREVs and AIHER systems, and integrating existing third-party range extender technology into the Faraday X concept vehicles, involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: the Company’s ability to secure the necessary funding to execute on its AI, EREV and Faraday X (FX) strategies, each of which will be substantial; the Company’s ability to design and develop EREV and AIHER technologies; the Company’s ability to design and develop AI-based solutions; competition in the AI, EREV and AIHER areas, where actual or potential competitors have or are likely to have substantial advantages relative to the Company, including but not limited to experience, expertise, funding, infrastructure and personnel; the ability of the Company to execute across multiple concurrent strategies, including the UAE, bridge strategy, or FX, EREV, AIHER, AI, and US geographic expansion; the Company’s ability to secure necessary agreements to license third-party range extender technology and/or license or produce FX vehicles in the U.S., the Middle East, or elsewhere, none of which have been secured; the Company’s ability to homologate FX vehicles for sale in the U.S., the Middle East, or elsewhere, the Company’s ability to timely regain compliance with Nasdaq’s minimum bid requirement; the Company’s common stock will be suspended from trading on Nasdaq if its closing price is $0.10 or less for 10 consecutive trading days; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations, which it currently lacks; the availability of sufficient share capital to meet its current obligations and execute on its strategy, which the Company currently lacks; the agreement of stockholders to substantially increase the Company’s share capital, which could result in substantial additional dilution; the willingness of convertible debt investors to fund the Company while it lacks sufficient share capital for conversions; demand for the Company’s robotics products; the ability of B2B preorder companies to locate customers to purchase our robotics products, on which their nonbinding preorders substantially depend; competition in the robotics industry, which includes companies with far superior experience, funding and name recognition; the ability of the Company to build an EAI education ecosystem that serves both the B2C consumer market and the B2B institutional education market; the acceptance by teachers and students of the Company’s robotics products in the education market; the Company’s reliance on a single OEM for most of its robotics products; the Company’s ability to get the planned robotics products to comply with all applicable U.S. rules and regulations; the ability of the robotics OEM to timely supply robotics to the Company; tariff uncertainty for imported products, particularly from China; demand from automobile dealers for robotics products; the Company’s ability to homologate FX vehicles for sale; the Company’s ability to secure the necessary funding to execute on the FX strategy, which is substantial; the Company’s ability to secure an occupancy certificate covering all of its Hanford facility; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of substantial losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 14, 2026, and Form 10-K filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC.

CONTACTS:

Investors (English): ir@ff.com
Investors (Chinese): cn-ir@ff.com
Media: john.schilling@ff.com